Exhibit 10.16

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED SUPPLY AND LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SUPPLY AND LICENSE AGREEMENT (the “Amendment”), dated effective as of November 22, 2016 (the “Effective Date”), is by and among:

(i)	MAYNE PHARMA VENTURES PTY LTD, an Australian company ACN 168 896 357 (“Mayne Pharma”); and

(ii)	HEDGEPATH PHARMACEUTICALS, INC., a Delaware corporation (“HPPI”).

WHEREAS, Mayne Pharma and HPPI (collectively, the “Parties”) are parties to that certain Second Amended and Restated Supply and License Agreement, dated May 15, 2015 (the “SLA”); and

WHEREAS, the Parties now desire to amend the SLA on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt, and legal adequacy of which is hereby acknowledged, and pursuant to Section 26.8 of the SLA, the parties, intending to be legally bound, hereby agree to amend the SLA as of the Effective Date as follows:

1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the SLA.

2. Extension to the Target Launch Date. The parties agree to extend the Target Launch Date to 31 December 2018.

3. No Further Amendment. Except as amended hereby, the SLA shall remain unmodified and in full force and effective.

4. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules.

5. Headings; Counterparts. The headings contained in this Amendment are inserted for reference purposes only and shall not in any way affect the meaning, construction or interpretation of this Amendment. This Amendment may be executed in two (2) counterparts, each of which, when executed, shall be deemed to be an original, but both of which, when taken together, shall constitute one and the same document. Such counterparts may be executed and delivered by facsimile/e-mail transmission, which shall constitute valid execution and delivery.

IN WITNESS WHEREOF, each of the Parties has executed this Amendment as of the date first above written.

MAYNE PHARMA VENTURES PTY LTD

By:	/s/ Scott A. Richards
Name:	Scott A. Richards
Title:	Director

HEDGEPATH PHARMACEUTICALS, INC.

By:	/s/ Nicholas J. Virca
Name:	Nicholas J. Virca
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to

Second Amended and Restated Supply and License Agreement]